UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       January 29, 2003
                                                 -------------------------------



MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                333-101254-01              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code       (212) 713-2000
                                                    ----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On January 29, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Alternative Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, Class 1-A-1, Class A-R, Class 2-A-1, Class A-X-1, Class PO-1, Class 3-A-1, Class 4-A-1, Class A-X-2, Class PO-2, Class 5-A-1, Class A-X-3, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"), having an aggregate original principal balance of $322,812,870. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2003, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, JPMorgan Chase Bank, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Alternative Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------

   4 Pooling and Servicing Agreement, dated as of January 1, 2003, among Mortgage Asset Securitization Transactions, Inc., Wells Fargo Bank Minnesota, N.A., JPMorgan Chase Bank and UBS Warburg Real Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


February 19, 2003

                                   By:  /s/ Hugh T. Corcoran
                                      ----------------------------------------
                                       Name:  Hugh T. Corcoran
                                       Title: Managing Director

                                   By:  /s/ Eric Daouphars
                                      ----------------------------------------
                                       Name:  Eric Daouphars
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------



                                                             Paper (P) or
Exhibit No.        Description                               Electronic (E)
-----------        -----------                               --------------

    4              Pooling and Servicing Agreement,                 E
                   dated as of January 1, 2003,
                   among Mortgage Asset Securitization
                   Transactions, Inc.,  Wells Fargo
                   Bank Minnesota, N.A., JPMorgan
                   Chase Bank and UBS Warburg Real
                   Estate Securities Inc.